UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 12, 2008 (February 11, 2008)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or othis jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other events.

On February 11, 2008, Analysts International Corporation (the “Company”) issued a press release stating its position with respect to the expression of interest in purchasing the Company by Koosharem Corporation.  The full text of the press release issued is set forth in Exhibit 99.1 which is attached to this Current Report and incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release entitled “Analysts International Board Comments on Koosharem Filing” issued by Analysts International Corporation on February 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 12, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods
Robert E. Woods
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release entitled “Analysts International Board Comments on Koosharem Filing” issued by Analysts International Corporation on February 11, 2008.

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